Exhibit 10.1

EXECUTION VERSION

SIXTH AMENDMENT TO CREDIT AGREEMENT

SIXTH AMENDMENT TO CREDIT AGREEMENT, dated as of November 2, 2017 (this “Amendment”), among WESCO AIRCRAFT HOLDINGS, INC., a Delaware corporation (“Holdings”), WESCO AIRCRAFT HARDWARE CORP., a California corporation (the “Borrower”), the Subsidiary Guarantors, BARCLAYS BANK PLC, as Administrative Agent (as defined below), Collateral Agent (as defined below) and Swingline Lender, and the Lenders party hereto.

W I T N E S S E T H

WHEREAS, Holdings, the Borrower, the Lenders from time to time party thereto and BARCLAYS BANK PLC, as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent (in such capacity, the “Collateral Agent”, and collectively with the Administrative Agent, in such capacities, the “Agent”), Issuing Lender and Swingline Lender, are parties to a Credit Agreement, dated as of December 7, 2012 (as amended by that certain First Amendment to Credit Agreement dated as of February 28, 2014, that certain Second Amendment to Credit Agreement and Guarantee and Collateral Agreement dated as of September 2, 2014, that certain Third Amendment to Credit Agreement, dated as of March 24, 2016, that certain Fourth Amendment to Credit Agreement, dated as of October 4, 2016, and that certain Fifth Amendment to Credit Agreement, dated as of March 28, 2017, and as further amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, the Borrower has requested that the Required Lenders, the Required Covenant Lenders and the Swingline Lender, pursuant to Section 10.1 of the Existing Credit Agreement, amend certain provisions of the Existing Credit Agreement (as so amended, the “Amended Credit Agreement”) to (i) reduce the maximum amount permitted to be incurred under a Capped Incremental Facility pursuant to Section 2.25(a)(i) of the Existing Credit Agreement, (ii) amend the Excess Cash Flow Percentage and (iii) amend the Consolidated Total Leverage Ratio levels in the financial covenant set forth in Section 7.1(a) of the Existing Credit Agreement;

WHEREAS, Barclays Bank PLC is the sole lead arranger, sole bookrunner and sole syndication agent (in such capacity, the “Sixth Amendment Lead Arranger”) for this Amendment; and

WHEREAS, Holdings, the Borrower, the Required Lenders, the Required Covenant Lenders, the Swingline Lender and the Agent wish to amend the Existing Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE — DEFINED TERMS.  Capitalized terms used herein (including in the foregoing recitals hereto) but not otherwise defined herein shall have the meanings assigned thereto in the Amended Credit Agreement.  The provisions of Section 1.2 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION TWO — EXISTING CREDIT AGREEMENT AMENDMENTS.

Effective as of the Sixth Amendment Effective Date:

(a)                                 Section 1.1 of the Existing Credit Agreement is hereby amended by inserting therein the following defined terms in the appropriate alphabetical order:

“Sixth Amendment”: that certain Sixth Amendment to Credit Agreement dated as of November 2, 2017.

“Sixth Amendment Effective Date”: as defined in the Sixth Amendment.

(b)                                 Section 1.1 of the Existing Credit Agreement is hereby amended by amending the following defined terms:

(i)                                     The definition of “Excess Cash Flow Percentage” is hereby amended and restated in its entirety as follows:

““Excess Cash Flow Percentage”:  75%; provided that the Excess Cash Flow Percentage for any Excess Cash Flow Application Date shall be reduced to 50% if the Consolidated Total Leverage Ratio as of the last day of the fiscal year most recently ended prior to such date is less than 4.00 to 1.00 but greater than or equal to 3.00 to 1.00, reduced further to 25% if the Consolidated Total Leverage Ratio as of the last day of the fiscal year most recently ended prior to such date is less than 3.00 to 1.00 but greater than or equal to 2.50:1.00 and reduced further to 0% if the Consolidated Total Leverage Ratio as of the last day of such fiscal year is less than 2.50 to 1.00.”

(ii)                                  Clause (a) of the definition of “Incremental Cap” is hereby amended and restated in its entirety as follows:

“solely to the extent that the Consolidated Total Leverage Ratio, after giving effect to the incurrence of any Loans or Commitments pursuant to Section 2.25 (which (1) shall assume in the case of all incremental Revolving Commitments, that such Commitments are fully drawn and (2) shall not include the proceeds of such incremental Loans in calculating cash and Cash Equivalents) and the use of proceeds thereof, on a pro forma basis, would be (i) less than 3.50:1.00 for the most recent Test Period then ended, $150,000,000, (ii) greater than or equal to 3.50:1.00 and less than 4.00:1.00 for the most recent Test Period then ended, $75,000,000 or (iii) greater than or equal to 4.00:1.00 for the most recent Test Period then ended, $0 (the “Capped Incremental Amount”; and such facility, the “Capped Incremental Facility”), plus”

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(c)                                  Section 7.1(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Consolidated Total Leverage Ratio.  Permit the Consolidated Total Leverage Ratio of Holdings as at the last day of any period of four consecutive fiscal quarters of Holdings ending during any period set forth below to exceed the ratio set forth below opposite such period:

Period	Consolidated Total Leverage Ratio
September 30, 2017	6:25 : 1.00
December 31, 2017	6.25 : 1.00
March 31, 2018	6.25 : 1.00
June 30, 2018	6.00 : 1.00
September 30, 2018	6.00 : 1.00
December 31, 2018	5.75 : 1.00
March 31, 2019	5.50 : 1.00
June 30, 2019	5.25 : 1.00
September 30, 2019	4.75 : 1.00
December 31, 2019	4.75 : 1.00
March 31, 2020	4.75 : 1.00
June 30, 2020	4.00 : 1.00
September 30, 2020	4.00 : 1.00
December 31, 2020	4.00 : 1.00
March 31, 2021	4.00 : 1.00
June 30, 2021 and thereafter	3.00 : 1.00”

SECTION THREE — CONDITIONS TO EFFECTIVENESS.  This Amendment and the amendments set forth in Section Two shall become effective on the date (the “Sixth Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a)                                 Execution of this Amendment.  The Loan Parties and Lenders constituting the Required Lenders, the Required Covenant Lenders and the Swingline Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent (or its counsel);

(b)                                 Amendment Fee. The Borrower shall have paid, or caused to be paid, to the Administrative Agent, for the account of each Revolving Lender and each Tranche A Term Lender that consents to this Amendment at or prior to 5:00 p.m. New York City time on October 30, 2017 an amendment fee (the “Amendment Fee”) for each such Lender in an amount equal to 0.25% of the sum of (1) the outstanding principal amount of such Lender’s Tranche A Term Loans immediately prior to the occurrence of the Sixth Amendment Effective Date plus (2) the amount of such Lender’s Revolving Commitment immediately prior to the occurrence of the Sixth Amendment Effective Date. The Amendment Fee shall be payable in immediately

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available funds on the Sixth Amendment Effective Date.  Once paid, the Amendment Fee shall not be refundable.

(c)                                  Other Fees and Expenses. The Borrower shall have paid, or caused to be paid, to the Administrative Agent and the Sixth Amendment Lead Arranger, respectively, all fees and other amounts due and payable under or in connection with this Amendment, and all reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, including, without limitation, the reasonable and documented fees and disbursements and other charges of Weil, Gotshal & Manges LLP, counsel to the Administrative Agent and the Sixth Amendment Lead Arranger; and

The Administrative Agent shall notify the parties hereto of the Sixth Amendment Effective Date and such notice shall be conclusive and binding.  Notwithstanding the foregoing, this Amendment shall not become effective unless each of the foregoing conditions is satisfied at or prior to 11:59 p.m. New York City time on November 2, 2017.

SECTION FOUR — REPRESENTATIONS AND WARRANTIES; NO DEFAULTS.  In order to induce the Lenders to enter into this Amendment, each of the Loan Parties represents and warrants, on the Sixth Amendment Effective Date, to each of the Lenders and the Administrative Agent that:

(a)                                 this Amendment and the Amended Credit Agreement each constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and the implied covenants of good faith and fair dealing;

(b)                                 all of the representations and warranties contained in Section 4 of the Amended Credit Agreement and in the other Loan Documents are true and correct in all material respects on the Sixth Amendment Effective Date as if made on and as of such date (unless such representation or warranty relates to a specific date, in which case such representation or warranty was true and correct in all material respects as of such specific date; provided, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates); and

(c)                                  no Default or Event of Default exists immediately prior to, on and after the Sixth Amendment Effective Date, in each case, after giving effect to this Amendment.

SECTION FIVE — SECURITY.  The Loan Parties acknowledge that notwithstanding the effectiveness of this Amendment, (a) the Guarantee and Collateral Agreement shall continue to be in full force and effect, (b) the Guarantor Obligations of each Guarantor are not impaired or affected and (c) all guarantees made by the Loan Parties pursuant to the Guarantee and Collateral Agreement and all Liens granted by the Loan Parties as security for the Borrower Obligations and the Guarantor Obligations pursuant to the Guarantee and

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Collateral Agreement continue in full force and effect; and, further, confirm and ratify their respective obligations under each of the Loan Documents executed by the Loan Parties, as amended hereby.

SECTION SIX — SEVERABILITY.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION SEVEN — CONTINUING EFFECT; NO OTHER WAIVERS OR AMENDMENTS.  Except as expressly set forth herein, this Amendment shall not (i) constitute a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Amended Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or (ii) by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Loan Parties under the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.  After the Sixth Amendment Effective Date, any reference in any Loan Document to the “Credit Agreement” shall mean the Amended Credit Agreement.  This Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement and the other Loan Documents.

SECTION EIGHT — COUNTERPARTS.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile or electronic (i.e. “pdf”) transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION NINE — GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  The provisions of Sections 10.12 and 10.18 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

WESCO AIRCRAFT HARDWARE CORP.

By:	/s/ Kerry Shiba
Name:	Kerry Shiba
Title:	Executive Vice President and Chief Financial Officer

WESCO AIRCRAFT HOLDINGS, INC.

By:	/s/ Kerry Shiba
Name:	Kerry Shiba
Title:	Executive Vice President and Chief Financial Officer

INTERFAST USA HOLDINGS INC.

By:	/s/ Kerry Shiba
Name:	Kerry Shiba
Title:	Treasurer

HAAS GROUP, LLC

By:	/s/ Kerry Shiba
Name:	Kerry Shiba
Title:	Treasurer

HAAS HOLDINGS, LLC

By:	/s/ Kerry Shiba
Name:	Kerry Shiba
Title:	Treasurer

HAAS GROUP INTERNATIONAL, LLC

By:	/s/ Kerry Shiba
Name:	Kerry Shiba
Title:	Treasurer

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

NETMRO, LLC

By:	/s/ Kerry Shiba
Name:	Kerry Shiba
Title:	Treasurer

HAAS TCM OF ISRAEL INC.

By:	/s/ Kerry Shiba
Name:	Kerry Shiba
Title:	Treasurer

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent, Revolving Lender, and Swingline Lender

By:	/s/ Craig Malloy
Name:	Craig Malloy
Title:	Director

Bank of America, N.A.

By:	/s/ Matt Powers
Name:	Matt Powers
Title:	Director

JPMORGAN Chase Bank, N.A.

By:	/s/ Ling Li
Name:	Ling Li
Title:	Executive Director

MORGAN STANLEY BANK, N.A.

By:	/s/ Emanuel Ma
Name:	Emanuel Ma
Title:	Authorized Signatory

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

MUFG Union Bank, N.A.

By:	/s/ Susan J Swerdloff
Name:	Susan J Swerdloff
Title:	Managing Director

PNC Bank, N.A.

By:	/s/ Scott W. Miller
Name:	Scott W. Miller
Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Christakis Droussiotis
Name:	Christakis Droussiotis
Title:	Managing Director

SunTrust Bank

By:	/s/ Thomas Parrott
Name:	Thomas Parrott
Title:	Managing Director

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

Allstate Insurance Company as a Lender

By:	/s/ Chris Goergen
Name:	Chris Goergen
Title:	Authorized Signatory

By:	/s/ Marvin L Lutz III
Name:	Marvin L Lutz III
Title:	Authorized Signatory

Apex Credit CLO 2015-II Ltd. as a Lender
By: Apex Credit Partners, its Asset Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

Apex Credit CLO 2016 Ltd. as a Lender
By: Apex Credit Partners, its Asset Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

Apex Credit CLO 2017 Ltd. as a Lender
By: Apex Credit Partners, its Asset Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

JFIN CLO 2013 LTD. as a Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

JFIN CLO 2014 LTD as a Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

JFIN CLO 2014-II LTD. as a Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

JFIN CLO 2015 LTD. as a Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

Ares CLO Warehouse 2017-5 Ltd. as a Lender
By: Ares CLO Management II LLC, its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Ares XL CLO Ltd. as a Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Ares XLI CLO Ltd. as a Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Ares XLV CLO Ltd. as a Lender
By: Ares CLO Management II LLC, its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

ARES XXIX CLO LTD. as a Lender
By: Ares CLO Management XXIX, L.P., its Asset Manager
By: Ares CLO GP XXIX, LLC, its General Partner

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

ARES XXVI CLO LTD. as a Lender
BY: Ares CLO Management XXVI, L.P., its Collateral Manager
By: Ares CLO GP XXVI, LLC, its General Partner

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Ares XXVII CLO, Ltd. as a Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

ARES XXVIII CLO LTD. as a Lender
By: Ares CLO Management XXVIII, L.P., its Asset Manager
By: Ares CLO GP XXVIII, LLC, its General Partner

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

Ares XXXI CLO Ltd. as a Lender
By: Ares CLO Management XXXI, L.P., its Portfolio Manager
By: Ares Management LLC, its General Partner

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Ares XXXII CLO Ltd. as a Lender
By: Ares CLO Management XXXII, L.P., its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Ares XXXIII CLO Ltd. as a Lender
By: Ares CLO Management XXXIII, L.P., its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Ares XXXIV CLO Ltd. as a Lender
By: Ares CLO Management LLC, its collateral manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

Ares XXXIX CLO Ltd. as a Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Ares XXXV CLO Ltd. as a Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Ares XXXVII CLO Ltd. as a Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Ares XXXVIII CLO Ltd. as a Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

AZB Funding, as a Lender

By:	/s/ Kei Kajimura
Name:	Kei Kajimura
Title:	Authorized Signatory

Barclays Bank PLC

By:	/s/ Ashley Berry
Name:	Ashley Berry
Title:	Authorized Signatory

55 Loan Strategy Fund Series 2 A Series Trust Of Multi Manager Global Investment Trust as a Lender
By: BlackRock Financial Management Inc.,
Its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

ACE Property & Casualty Insurance Company as a Lender
BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

JFIN US Investment Grade & Leveraged Loan Buy and Maintain Fund (FX and IR Hedged) as a Lender
By: BlackRock Financial Management, Inc., as Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Permanens Capital Floating Rate Fund LP as a Lender
BY: BlackRock Financial Management Inc.,
Its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

U.S. Specialty Insurance Company as a Lender
BY: BlackRock Investment Management, LLC, its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

BlueMountain CLO 2012-2 Ltd as a Lender
By: BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

Bluemountain CLO 2013-1 LTD. as a Lender
By: BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

Bluemountain CLO 2013-2 LTD. as a Lender
By: BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

Bluemountain CLO 2013-3 Ltd. as a Lender
By: BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

Bluemountain CLO 2013-4 Ltd. as a Lender
By: BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

BlueMountain CLO 2014-1 Ltd as a Lender
By: BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

BlueMountain CLO 2014-2 Ltd as a Lender
By: BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

BlueMountain CLO 2014-3 Ltd. as a Lender
By: BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

BlueMountain CLO 2015-1 Ltd as a Lender
By: BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

Canoe Floating Rate Income Fund as a Lender

By:	/s/ Ruth Dominguez
Name:	Ruth Dominguez
Title:	Associate Director

Transamerica Floating Rate as a Lender

By:	/s/ Ruth Dominguez
Name:	Ruth Dominguez
Title:	Associate Director

Carlyle Global Market Strategies CLO 2013-1, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2013-4, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

Carlyle Global Market Strategies CLO 2014-1, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2014-2, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2014-3, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2014-4, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

Carlyle Global Market Strategies CLO 2014-5, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

CATHAY BANK

By:	/s/ Nancy A. Moore
Name:	Nancy A. Moore
Title:	Senior Vice President

Cedar Funding II CLO Ltd as a Lender

By:	/s/ Ruth Dominguez
Name:	Ruth Dominguez
Title:	Associate Director

Cedar Funding IV CLO, Ltd. as a Lender

By:	/s/ Ruth Dominguez
Name:	Ruth Dominguez
Title:	Associate Director

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

Cedar Funding V CLO, Ltd. as a Lender
By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Ruth Dominguez
Name:	Ruth Dominguez
Title:	Associate Director

Cedar Funding VI CLO, Ltd. as a Lender
By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Ruth Dominguez
Name:	Ruth Dominguez
Title:	Associate Director

Cedar Funding VII CLO, Ltd. as a Lender
By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Ruth Dominguez
Name:	Ruth Dominguez
Title:	Associate Director

Cedar Funding VIII CLO, Ltd. as a Lender
By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Ruth Dominguez
Name:	Ruth Dominguez
Title:	Associate Director

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

Citizens Bank & Trust Company, as a Lender

By:	/s/ Kenneth Roberson
Name:	Kenneth Roberson
Title:	Senior Vice President

Vibrant CLO II, Ltd. as a Lender
By: DFG Investment Advisers, Inc., as Portfolio Manager

By:	/s/ Timothy Milton
Name:	Timothy Milton
Title:	Managing Director

Vibrant CLO IV, Ltd. as a Lender
By: DFG Investment Advisers, Inc., as Collateral Manager

By:	/s/ Timothy Milton
Name:	Timothy Milton
Title:	Managing Director

Vibrant CLO V, Ltd. as a Lender
By: DFG Investment Advisers, Inc., as Collateral Manager

By:	/s/ Timothy Milton
Name:	Timothy Milton
Title:	Managing Director

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

Vibrant CLO VI, Ltd. as a Lender
By: DFG Investment Advisers, Inc., as Collateral Manager

By:	/s/ Timothy Milton
Name:	Timothy Milton
Title:	Managing Director

Vibrant CLO VII, Ltd. as a Lender
By: DFG Investment Advisers, Inc., as Collateral Manager

By:	/s/ Timothy Milton
Name:	Timothy Milton
Title:	Managing Director

Brighthouse Funds Trust I — Brighthouse/Eaton Vance Floating Rate Portfolio as a Lender
BY: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B Brotthof
Name:	Michael Brotthof
Title:	Vice President

Columbia Funds Variable Series Trust II — Variable Portfolio — Eaton Vance Floating-Rate Income Fund as a Lender
BY: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B Brotthof
Name:	Michael Brotthof
Title:	Vice President

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

Eaton Vance Bank Loan Fund A Series Trust of Multi Manager Global Investment Trust as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance Bank Loan Fund Series II A Series Trust of Multi Manager Global Investment Trust as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance CLO 2013-1 LTD. as a Lender
BY: Eaton Vance Management
Portfolio Manager

By:	/s/ Michael B Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance CLO 2014-1, Ltd. as a Lender
BY: Eaton Vance Management
Portfolio Manager

By:	/s/ Michael B Brotthof
Name:	Michael Brotthof
Title:	Vice President

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

Eaton Vance CLO 2015-1 Ltd. as a Lender
By: Eaton Vance Management
Portfolio Manager

By:	/s/ Michael B Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance Floating Rate Portfolio as a Lender
BY: Boston Management and Research as Investment Advisor

By:	/s/ Michael B Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance Floating-Rate Income Plus Fund as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance Floating-Rate Income Trust as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B Brotthof
Name:	Michael Brotthof
Title:	Vice President

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

Eaton Vance Institutional Senior Loan Fund as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance Limited Duration Income Fund as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance Loan Fund Series III A Series Trust of Multi Manager Global Investment Trust as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B Brotthof
Name:	Michael Brotthof
Title:	Vice President

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

Eaton Vance Senior Floating-Rate Trust as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance Senior Income Trust as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B Brotthof
Name:	Michael Brotthof
Title:	Vice President

Eaton Vance VT Floating-Rate Income Fund as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B Brotthof
Name:	Michael Brotthof
Title:	Vice President

Pacific Select Fund Floating Rate Loan Portfolio as a Lender
BY: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B Brotthof
Name:	Michael Brotthof
Title:	Vice President

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

Senior Debt Portfolio as a Lender
BY: Boston Management and Research as Investment Advisor

By:	/s/ Michael B Brotthof
Name:	Michael Brotthof
Title:	Vice President

KRH US Loan Master Fund 2017-5 a series trust of Global Cayman Investment Trust
By Goldman Sachs Asset Management, L.P. solely as its investment manager and not as principal, as a Lender

By:	/s/ Chris Lam
Name:	Chris Lam
Title:	Authorized Signatory

LCM XIII Limited Partnership as a Lender
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Authorized Signatory

LCM XV Limited Partnership as a Lender
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Authorized Signatory

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

LCM XVI Limited Partnership as a Lender
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Authorized Signatory

LCM XXV Ltd. as a Lender
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Authorized Signatory

Venture VII CDO Limited as a Lender
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ John Calaba
Name:	John Calaba
Title:	Managing Director

VENTURE XII CLO, Limited as a Lender
BY: its investment advisor
MJX Venture Management LLC

By:	/s/ John Calaba
Name:	John Calaba
Title:	Managing Director

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

Venture XXVIII CLO, Limited as a Lender
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ John Calaba
Name:	John Calaba
Title:	Managing Director

G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity) as a Lender
BY: Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Kimberley Wong Lem
Name:	Kimberley Wong Lem
Title:	Director of Portfolio Administration

Octagon Paul Credit Fund Series I, Ltd. as a Lender
BY: Octagon Credit Investors, LLC
as Portfolio Manager

By:	/s/ Kimberley Wong Lem
Name:	Kimberley Wong Lem
Title:	Director of Portfolio Administration

Octagon Delaware Trust 2011 as a Lender
BY: Octagon Credit Investors, LLC
as Portfolio Manager

By:	/s/ Kimberley Wong Lem
Name:	Kimberley Wong Lem
Title:	Director of Portfolio Administration

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

Octagon Investment Partners 25, Ltd. as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberley Wong Lem
Name:	Kimberley Wong Lem
Title:	Director of Portfolio Administration

Octagon Investment Partners XIV, Ltd. as a Lender
BY: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberley Wong Lem
Name:	Kimberley Wong Lem
Title:	Director of Portfolio Administration

Octagon Investment Partners XV, Ltd. as a Lender
BY: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberley Wong Lem
Name:	Kimberley Wong Lem
Title:	Director of Portfolio Administration

Octagon Investment Partners XVIII, Ltd. as a Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberley Wong Lem
Name:	Kimberley Wong Lem
Title:	Director of Portfolio Administration

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

Dryden 36 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Dryden 42 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Dryden 45 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Dryden 34 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

PT. Bank Negara Indonesia (Persero) Tbk,
New York Agency,
as a Lender

By:	/s/ Oswald Tambunan
Name:	Oswald Tambunan
Title:	General Manager

ECP CLO 2013-5, LTD as a Lender
BY: Silvermine Capital Management

By:	/s/ Richard Kurth
Name:	Richard Kurth
Title:	Principal

GLG Ore Hill CLO 2013-1, LTD. as a Lender

By:	/s/ Richard Kurth
Name:	Richard Kurth
Title:	Principal

NEW MEXICO STATE INVESTMENT COUNCIL as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ James Essert
Name:	Jim Essert
Title:	Senior Vice President

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

Voya CLO 2013-1, Ltd. as a Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ James Essert
Name:	Jim Essert
Title:	Senior Vice President

Voya CLO 2013-2, Ltd. as a Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ James Essert
Name:	Jim Essert
Title:	Senior Vice President

Woodforest National Bank, National Association, as a Lender

By:	/s/ Eric Buczko
Name:	Eric Buczko
Title:	SVP

[SIXTH AMENDMENT TO CREDIT AGREEMENT]

55 Loan Strategy Fund a series Trust Of Multi
Manager Global Investment Trust as a Lender
By: BlackRock Financial Management Inc.,
Its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

55 Loan Strategy Fund Series 3 A Series Trust Of Multi
Manager Global Investment Trust as a Lender
By: BlackRock Financial Management Inc.,
Its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

CHUBB EUROPEAN GROUP LIMITED as a Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Houston Casualty Company as a Lender
BY: BlackRock Investment Management, LLC,
its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

UnitedHealthcare Insurance Company as a Lender
By: BlackRock Financial Management Inc., its investment manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

APIDOS CLO as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

Ares XLIV CLO Ltd. as a Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Preferred Bank, as a Lender

By:	/s/ John Stipanov
Name:	John Stipanov
Title:	Senior Vice President

[SIXTH AMENDMENT TO CREDIT AGREEMENT]